American Century Investments®
Quarterly Portfolio Holdings
One Choice® Blend+ 2040 Portfolio
October 31, 2022

One Choice Blend+ 2040 Portfolio - Schedule of Investments
OCTOBER 31, 2022 (UNAUDITED)

	Shares/ Principal Amount ($)	Value ($)
UNDERLYING FUNDS(1) — 100.0%
Domestic Equity Funds — 49.6%
Avantis U.S. Equity Fund G Class	284,845	3,788,444
Avantis U.S. Small Cap Value Fund G Class	23,957	354,559
Focused Dynamic Growth Fund G Class	62,132	2,465,393
Focused Large Cap Value Fund G Class	252,431	2,496,539
Heritage Fund G Class	27,835	593,155
Mid Cap Value Fund G Class	38,038	608,234
Small Cap Growth Fund G Class	18,731	343,147
		10,649,471
International Equity Funds — 22.2%
Avantis Emerging Markets Equity Fund G Class	47,194	428,519
Avantis International Equity Fund G Class	146,400	1,374,692
Emerging Markets Fund G Class	71,147	644,587
Focused International Growth Fund G Class	55,150	767,694
Global Real Estate Fund G Class	41,890	459,529
International Small-Mid Cap Fund G Class	36,274	314,856
Non-U.S. Intrinsic Value Fund G Class	97,710	767,024
		4,756,901
Domestic Fixed Income Funds — 20.6%
Avantis Core Fixed Income Fund G Class	404,975	3,276,245
High Income Fund G Class	104,254	836,113
Inflation-Adjusted Bond Fund G Class	27,507	302,028
		4,414,386
International Fixed Income Funds — 7.6%
Emerging Markets Debt Fund G Class	52,726	433,934
Global Bond Fund G Class	136,451	1,189,856
		1,623,790
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $24,008,290)		21,444,548
OTHER ASSETS AND LIABILITIES†		(284)
TOTAL NET ASSETS — 100.0%		$21,444,264

NOTES TO SCHEDULE OF INVESTMENTS
†Category is less than 0.05% of total net assets.
(1)Investments are funds within the American Century Investments family of funds and are considered affiliated funds.

SUPPLEMENTARY NOTES TO SCHEDULE OF INVESTMENTS

1. Underlying Funds

The fund invests in varying combinations of other mutual funds and exchange-traded funds advised by American Century Investments (the underlying funds). The fund’s asset allocation is intended to diversify investments among stocks, bonds, and short-term investments. The portfolio holdings of each underlying fund are available at americancentury.com, avantisinvestors.com or upon request at 1-800-345-2021.

2. Investment Valuations

The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.  The value of investments of the fund is determined by American Century Investment Management, Inc. (ACIM) (the investment advisor), as the valuation designee, pursuant to its valuation policies and procedures. The Board of Directors oversees the valuation designee and reviews its valuation policies and procedures at least annually.

Open-end management investment companies are valued at their reported NAV. Exchange-traded funds are listed or traded on a domestic securities exchange and are valued at the last reported sales price or at the official closing price as provided by the exchange.

3. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

As of period end, the fund’s investment securities were classified as Level 1. The Schedule of Investments provides additional information on the fund's portfolio holdings.

4. Affiliated Fund Transactions

A summary of transactions for each underlying fund for the period ended October 31, 2022 follows (amounts in thousands):

Fund/Underlying Fund(1)	Beginning Value	Purchase Cost	Sales Cost	Change in Net Unrealized Appreciation (Depreciation)	Ending Value	Ending Shares	Net Realized Gain (Loss)	Distributions Received(2)
Avantis U.S. Equity Fund	$3,726	$519	$418	$(39)	$3,788	285	$(68)	—
Avantis U.S. Small Cap Value Fund	340	44	37	8	355	24	(4)	—
Focused Dynamic Growth Fund	2,509	389	252	(181)	2,465	62	(62)	—
Focused Large Cap Value Fund	2,415	354	287	15	2,497	252	(45)	$19
Heritage Fund	611	70	76	(12)	593	28	(16)	—
Mid Cap Value Fund	579	86	47	(10)	608	38	(9)	5
Small Cap Growth Fund	333	41	30	(1)	343	19	(7)	—
Avantis Emerging Markets Equity Fund	440	84	44	(52)	428	47	(10)	—
Avantis International Equity Fund	1,360	247	126	(106)	1,375	146	(30)	—
Emerging Markets Fund	656	134	70	(75)	645	71	(24)	—
Focused International Growth Fund	766	155	77	(76)	768	55	(24)	—
Global Real Estate Fund	461	98	37	(62)	460	42	(12)	—
International Small-Mid Cap Fund	319	47	27	(24)	315	36	(9)	—
Non-U.S. Intrinsic Value Fund	744	158	73	(62)	767	98	(18)	—
Avantis Core Fixed Income Fund	3,262	827	583	(230)	3,276	405	(83)	27
High Income Fund	818	172	128	(26)	836	104	(21)	14
Inflation-Adjusted Bond Fund	298	63	36	(23)	302	28	(4)	—
Emerging Markets Debt Fund	432	86	70	(14)	434	53	(12)	3
Global Bond Fund	1,198	264	206	(66)	1,190	136	(26)	8
	$21,267	$3,838	$2,624	$(1,036)	$21,445	1,929	$(484)	$76
(1)Underlying fund investments represent G Class.
(2)Distributions received includes distributions from net investment income and from capital gains, if any.
This schedule of investments provides information about the fund’s portfolio holdings as of the date on the schedule. It is unaudited, and American Century Investments assumes no obligation to update or supplement the schedule to reflect subsequent changes. More information is available in the fund’s most recent annual or semiannual shareholder report.